MUNIHOLDINGS
FLORIDA INSURED
FUND  V



FUND LOGO



Annual Report

May 31, 2000




MuniHoldings Florida Insured Fund V seeks to provide shareholders with current income exempt from Federal income tax and the opportunity to own shares whose value is exempt from Florida intangible personal property tax by investing primarily in a portfolio of long-term, investment-grade municipal obligations the interest on which, in the opinion of bond counsel to the issuer, is exempt from Federal income tax and which enable shares of the Fund to be exempt from Florida intangible personal property tax.

This report, including the financial information herein, is transmitted to shareholders of MuniHoldings Florida Insured Fund V for their information. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Shares by issuing Preferred Shares to provide the Common Shareholders with a potentially higher rate of return. Leverage creates risks for Common Shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Shares, and the risk that fluctuations in the short-term dividend rates of the Preferred Shares may affect the yield to Common Shareholders. Statements and other information herein are as dated and are subject to change.




MuniHoldings Florida
Insured Fund V
Box 9011
Princeton, NJ
08543-9011

Printed on post-consumer recycled paper



MUNIHOLDINGS FLORIDA INSURED FUND V


The Benefits and
Risks of
Leveraging

MuniHoldings Florida Insured Fund V utilizes leveraging to seek to enhance the yield and net asset value of its Common Shares. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Shares, which pay dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Shares. However, in order to benefit Common Shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Share capitalization of $100 million and the issuance of Preferred Shares for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Shares based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Shares.

In this case, the dividends paid to Preferred Shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Shares will be reduced or eliminated completely. At the same time, the market value of the fund's Common Shares (that is, its price as listed on the American Stock Exchange) may, as a result, decline.Furthermore, if long-term interest rates rise, the Common Shares' net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Shares does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Shares may also decline.

As a part of its investment strategy, the Fund may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Fund to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed-rate, tax-exempt securities. To the extent the Fund invests in inverse floaters, the market value of the Fund's portfolio and net asset value of the Fund's shares may also be more volatile than if the Fund did not invest in these securities.



MuniHoldings Florida Insured Fund V, May 31, 2000



DEAR SHAREHOLDER

Since inception (July 23, 1999) through May 31, 2000, MuniHoldings Florida Insured Fund V earned $0.714 per share income dividends, which included earned and unpaid dividends of $0.069. This represents a net annualized yield of 6.24%, based on a month-end net asset value of $13.29 per share. Over the same period, the Fund's total investment return was -6.77%, based on a change in per share net asset value from $15.00 to $13.29, and assuming reinvestment of $0.645 per share income dividends.

For the six-month period ended May 31, 2000, the total investment return on the Fund's Common Shares was -0.13%, based on a change in per share net asset value from $13.76 to $13.29, and assuming reinvestment of $0.418 per share income dividends.

For the six-month period ended May 31, 2000, the Fund's Auction
Market Preferred Shares had an average yield of 4.00%.

The Municipal Market Environment
From November 1999 to mid-January 2000, fixed-income bond yields rose steadily higher. US economic growth, in part intensified by Year 2000 preparations, grew at a 7.3% rate in the fourth quarter of 1999 and at a 4.2% annual rate for all of 1999. Initial estimates for the first quarter of 2000 were reported at 5.4%. However, despite these significant growth rates and the lowest unemployment rates since January 1970, no price measure indicator has shown any considerable signs of future price pressures at the consumer level. Given no signs of an economic slowdown, the Federal Reserve Board continued to raise short-term interest rates in February, March and May 2000. The Federal Reserve Board cited both the continued growth of US employment and the impressive strength of the US equity markets as reasons for attempting to moderate US economic growth before inflationary price increases are realized. By mid-January 2000, US Treasury bond yields rose 45 basis points (0.45%) to 6.75%. Similarly, as measured by the Bond Buyer Revenue Bond Index, long-term tax-exempt bond yields rose approximately 20 basis points to 6.35%.

Since mid-January, fixed-income markets have largely ignored strong economic fundamentals and concentrated upon very positive technical supply factors. Declining bond issuance, both current, and more importantly, expected future issuance, helped push bond yields lower from mid-January to mid-April 2000. In late January and early February 2000, the US Treasury announced its intention to reduce the number of issues to be auctioned in the quarterly Treasury note and bond auctions. Furthermore, budgetary surpluses would allow the US Treasury to repurchase outstanding, higher-couponed Treasury issues, primarily in the 15-year and longer-term maturity sectors. Both these actions would result in a significant reduction in the outstanding supply of long-term US Treasury debt. Domestic and international investors quickly began to accumulate what was expected to become a scarce commodity and Government bond prices quickly rose.

By mid-April 2000, US Treasury bond yields had declined over 100 basis points to 5.67%. However, bond yields rose somewhat during the remainder of the period as economic statistics were released, indicating that the economic strength seen in late 1999 was continuing into early 2000. The decline in long-term US Treasury yields resulted in an inverted taxable yield curve as short-term and intermediate-term interest rates have not fallen proportionately since the Federal Reserve Board is expected to continue to raise short-term interest rates. The current inversion has had much more to do with debt reduction and Treasury buybacks than with investor expectations of slower economic growth. Over the last six months, long-term US Treasury bond yields have fallen almost 30 basis points to close the period ended May 31, 2000 at 6.00%.

Tax-exempt bond yields have also declined in recent months. The decline has largely been in response to the rally in US Treasury securities, as well as a continued positive technical supply environment. States such as California and Maryland have announced that their large current and anticipated future budget surpluses will permit the cancellation or postponement of expected bond issuance. Additionally, some issuers have also initiated tenders to repurchase existing debt, reducing the supply of tax-exempt bonds in the secondary market as well. Since their recent peak in January 2000, long-term municipal bond yields declined over 15 basis points to finish the six-month period ended May 31, 2000 at 6.20%.

The relative underperformance of the municipal bond market in recent months has been especially disappointing given the strong technical position the tax-exempt bond market enjoyed. The issuance of long-term tax-exempt securities has dramatically declined. Over the last year, $205 billion in new long-term municipal securities was issued, a decline of almost 20% compared to the same period a year earlier. For the six months ended May 31, 2000, approximately $90 billion in new tax-exempt bonds was underwritten, a decline of more than 25% compared to the same period in 1999. Although investors received over $30 billion in coupon payments, bond maturities and proceeds from early bond redemptions in January and February and are expected to receive a similar amount in June and July, and despite the highest municipal bond yields in three years, overall investor demand has diminished. Long-term municipal bond mutual funds have seen consistent outflows in recent months as the yields of individual securities have risen faster than those of larger, more diverse mutual funds. Over the last five months, tax-exempt mutual funds have had net redemptions of more than $11 billion. Also, the demand from property and casualty insurance companies has weakened as a result of the losses incurred from the series of damaging storms across much of the eastern United States. Additionally, many institutional investors who have in recent years been drawn to the municipal bond market by historically attractive tax-exempt bond yield ratios of over 90% found other asset classes even more compelling. Even with a favorable supply position, tax-exempt municipal bond yields have underperformed their taxable counterparts.

Any significantly lower municipal bond yields are still likely to require weaker US employment growth and consumer spending. The actions taken in recent months by the Federal Reserve Board, as well as those expected in June and perhaps August 2000, should eventually slow US economic growth. The recent declines in US home sales are perhaps the first sign that consumer spending is being slowed by higher interest rates. Until further signs develop, it is likely that the municipal bond market's current favorable technical position will dampen significant tax-exempt interest rate volatility and provide a stable environment for eventual improvement in municipal bond prices.

Portfolio Strategy
During the six months ended May 31, 2000, we focused our strategy on delivering an attractive level of tax-exempt income. During this period, the net asset value volatility in the fixed-income market was above average. We continued to emphasize purchasing higher-couponed issues as they became available in the market and to sell deep-discounted bonds in order to try to reduce the volatility associated with the Fund. New-issue supply in Florida decreased over 25% as compared to the same period in 1999. We kept our cash reserves low in order to maintain the Fund's high level of tax-exempt income. Leveraging continued to benefit the Fund's Common Shareholders because of the positive slope of the municipal bond yield. However, should the spread between long-term and short-term tax-exempt interest rates narrow, the benefits of the leverage will decline and the yield on the Common Shares will decline. (For a complete explanation of the benefits and risks of leveraging, see page 1 of this report to shareholders.)

In Conclusion
We appreciate your investment in MuniHoldings Florida Insured Fund V, and we look forward to assisting you with your financial needs in the months and years ahead.

Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Director



(Vincent R. Giordano)
Vincent R. Giordano
Senior Vice President



(Robert D. Sneeden)
Robert D. Sneeden
Vice President and Portfolio Manager



June 29, 2000



MuniHoldings Florida Insured Fund V, May 31, 2000



Portfolio
Abbreviations

To simplify the listings of MuniHoldings Florida Insured Fund V's portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list below and at right.

AMT     Alternative Minimum Tax (subject to)
COP     Certificates of Participation
GO      General Obligation Bonds
HFA     Housing Finance Agency
IDA     Industrial Development Authority
IDB     Industrial Development Board
PCR     Pollution Control Revenue Bonds
RIB     Residual Interest Bonds
S/F     Single-Family
VRDN    Variable Rate Demand Notes



SCHEDULE OF INVESTMENTS                                                                                   (in Thousands)
               S&P      Moody's      Face
STATE        Ratings    Ratings     Amount  Issue                                                               Value
Alabama--1.8%   A1      VMIG1++  $  1,500   Columbia, Alabama, IDB, PCR, Refunding (Alabama Power
                                            Company Project), VRDN, Series E, 4.40% due 10/01/2022 (i)        $    1,500

Florida         NR*     Aaa         1,000   Bay County, Florida, School Board, COP, 5% due 7/01/2023 (a)             861
--92.3%
                NR*     Aaa         1,200   Brevard County, Florida, HFA, S/F Mortgage Revenue Bonds
                                            (Multi-County Program), AMT, 6.30% due 3/01/2020 (d)                   1,214

                NR*     Aaa         2,000   Cityplace Community Development District, Florida, Capital
                                            Improvement Revenue Bonds, 5% due 5/01/2022 (g)                        1,740

                NR*     Aaa         1,825   Clay County, Florida, HFA, S/F Mortgage Revenue Bonds,
                                            AMT, 6.55% due 3/01/2028 (c)(f)                                        1,866

                AAA     Aaa         1,575   Dade County, Florida, Aviation Revenue Bonds, AMT, Series A,
                                            5.75% due 10/01/2018 (g)                                               1,530

                AAA     NR*         2,000   Dade County, Florida, HFA, S/F Mortgage Revenue Bonds, AMT,
                                            6.70% due 4/01/2028 (d)                                                2,056

                NR*     Aaa         5,965   Dade County, Florida, Water and Sewer Revenue Bonds, RIB,
                                            Series 155, 6.30% due 10/01/2025 (b)(h)                                5,177

                NR*     Aaa         2,700   Duval County, Florida, HFA, S/F Mortgage Revenue Bonds, AMT,
                                            6.30% due 10/01/2029 (f)(g)                                            2,721

                NR*     Aaa         3,750   Escambia County, Florida, HFA, S/F Mortgage Revenue Refunding
                                            Bonds (Multi-County Program), AMT, Series A, 6.30% due
                                            10/01/2020 (c)(g)                                                      3,793

                NR*     Baa1        2,900   Escambia County, Florida, PCR (Champion International
                                            Corp. Project), AMT, 6.40% due 9/01/2030                               2,755

                AAA     Aaa         3,225   Florida Housing Finance Corporation, Homeowner Mortgage
                                            Revenue Refunding Bonds, AMT, Series 4, 6.25% due 7/01/2022 (e)        3,239

                AAA     Aaa         3,700   Florida State Board of Education, Lottery Revenue Bonds,
                                            Series B, 6.25% due 7/01/2017 (b)                                      3,865

                AAA     Aaa         3,650   Florida State Turnpike Authority, Turnpike Revenue Bonds
                                            (Department of Transportation), Series A, 6.25% due 7/01/2029 (b)      3,762

                AAA     Aaa         2,250   Hillsborough County, Florida, IDA, PCR, Refunding (Tampa
                                            Electric Company Project), 6.25% due 12/01/2034 (g)                    2,287

                AAA     Aaa         4,000   Hillsborough County, Florida, School Board, COP, 6% due
                                            7/01/2025(g)                                                           4,012

                AAA     Aaa         2,010   Jacksonville, Florida, Port Authority, Airport Revenue
                                            Bonds, AMT, Series A, 6.25% due 10/01/2024 (b)                         2,023

                NR*     Aaa         1,470   Lee County, Florida, HFA, S/F Mortgage Revenue Bonds (Multi-
                                            County Program), Series A-1, 7.20% due 3/01/2033 (d)                   1,576

                AAA     Aaa         2,000   Miami-Dade County, Florida, Educational Facilities Authority
                                            Revenue Bonds, Series A, 6% due 4/01/2023 (a)                          2,008

                AAA     Aaa         4,000   Miami-Dade County, Florida, Expressway Authority, Toll System
                                            Revenue Bonds, 6.375% due 7/01/2029 (b)                                4,159

                AAA     Aaa         3,810   Miami-Dade County, Florida, Professional Sports Franchise
                                            Facility Tax Revenue Refunding Bonds, 5% due 10/01/2023 (g)            3,296

                AA      NR*         1,500   Orange County, Florida, HFA, S/F, Mortgage Revenue Bonds,
                                            AMT, 6.85% due 10/01/2027 (d)                                          1,553

                NR*     Aaa         1,765   Orange County, Florida, School Board, COP, Refunding Bonds,
                                            Series A, 5.375% due 8/01/2022                                         1,625

                AAA     Aaa         3,000   Orlando and Orange County, Florida, Expressway Authority,
                                            Expressway Revenue Refunding Bonds, Junior Lien, 5% due
                                            7/01/2021 (b)                                                          2,618

                AAA     Aaa         2,205   Palm Beach County, Florida, School Board, COP, Series A,
                                            6.25% due 8/01/2025 (b)                                                2,267

                AAA     Aaa         2,000   Pinellas County, Florida, Sewer Revenue Refunding Bonds,
                                            5% due 10/01/2024 (b)                                                  1,725

                NR*     Aaa         2,645   Pompano Beach, Florida, Water and Sewer Revenue Bonds, 6%
                                            due 7/01/2020 (b)                                                      2,663

                AAA     Aaa         2,135   Saint John's County, Florida, Sales Tax Revenue Refunding
                                            Bonds, 5% due 10/01/2019 (b)                                           1,897

                AAA     Aaa         2,945   Seminole County, Florida, School Board, COP, Series A, 5%
                                            due 7/01/2023 (g)                                                      2,533

                AAA     Aaa         3,750   Tampa Bay, Florida, Water Utility System Revenue Bonds, 6%
                                            due 10/01/2024 (b)                                                     3,762

                AAA     Aaa         3,575   Tampa-Hillsborough County, Florida, Expressway Authority,
                                            Revenue Refunding Bonds, 5% due 7/01/2022 (a)                          3,109

Georgia--0.1%   A1      VMIG1++       100   Monroe County, Georgia, Development Authority, PCR, Refunding
                                            (Georgia Power Company), VRDN, Second Series, 4.50% due
                                            7/01/2025 (i)                                                            100

Pennsylvania    A1+     VMIG1++       600   Geisinger Authority, Pennsylvania, Health System Revenue
--0.7%                                      Refunding Bonds (Penn State-Geisinger Health), VRDN, Series B,
                                            4.40% due 8/15/2028 (i)                                                  600

Puerto Rico     AAA     Aaa         3,000   Puerto Rico Commonwealth, GO, Public Improvement, 6% due
--7.4%                                      7/01/2029 (g)                                                          3,011
                A       Baa1        1,000   Puerto Rico Commonwealth Highway and Transportation Authority,
                                            Transportation Revenue Bonds, Series B, 6% due 7/01/2026                 988
                AAA     Aaa         2,500   Puerto Rico Public Buildings Authority Revenue Bonds (Government
                                            Facilities), Series B, 5% due 7/01/2027 (a)                            2,169

Texas--3.1%     A1+     NR*         2,600   Harris County, Texas, Health Facilities Development Corporation,
                                            Hospital Revenue Refunding Bonds (Methodist Hospital), VRDN,
                                            4.30% due 12/01/2025 (i)                                               2,600


                Total Investments (Cost--$90,694)--105.4%                                                         88,660

                Liabilities in Excess of Other Assets--(5.4%)                                                     (4,508)
                                                                                                               ---------
                Net Assets--100.0%                                                                             $  84,152
                                                                                                               =========


(a)AMBAC Insured.
(b)FGIC Insured.
(c)FHA Insured.
(d)FNMA/GNMA Collateralized.
(e)FSA Insured.
(f)GNMA Collateralized.
(g)MBIA Insured.
(h)The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at May 31, 2000.
(i)The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at May 31, 2000.
  *Not Rated.
 ++Highest short-term rating by Moody's Investors Service, Inc.
   Ratings of issues shown have not been audited by Deloitte & Touche
   LLP.


See Notes to Financial Statements.



MuniHoldings Florida Insured Fund V, May 31, 2000

STATEMENT OF ASSETS, LIABILITIES AND CAPITAL
                    As of May 31, 2000
Assets:             Investments, at value (identified cost--$90,693,633)                                   $  88,659,815
                    Cash                                                                                          79,544
                    Interest receivable                                                                        1,481,430
                                                                                                           -------------
                    Total assets                                                                              90,220,789
                                                                                                           -------------

Liabilities:        Payables:
                      Securities purchased                                                $   5,910,037
                      Dividends to shareholders                                                  46,184
                      Investment adviser                                                         20,600        5,976,821
                                                                                          -------------
                    Accrued expenses and other liabilities                                                        92,043
                                                                                                           -------------
                    Total liabilities                                                                          6,068,864
                                                                                                           -------------

Net Assets:         Net assets                                                                             $  84,151,925
                                                                                                           =============

Capital:            Capital Shares (unlimited number of shares authorized):
                      Preferred Shares, par value $.10 per share (1,400 shares of
                      AMPS* issued and outstanding at $25,000 per share liquidation
                      preference)                                                                          $  35,000,000
                      Common Shares, par value $.10 per share (3,698,102 shares
                      issued and outstanding)                                             $     369,810
                    Paid-in capital in excess of par                                         54,563,714
                    Undistributed investment income--net                                        311,715
                    Accumulated realized capital losses on investments--net                  (4,059,496)
                    Unrealized depreciation on investments--net                              (2,033,818)
                                                                                          -------------
                    Total--Equivalent to $13.29 net asset value per Common Share
                    (market price--$11.8125)                                                                  49,151,925
                                                                                                           -------------
                    Total capital                                                                          $  84,151,925
                                                                                                           =============

                   *Auction Market Preferred Shares.

                    See Notes to Financial Statements.



STATEMENT OF OPERATIONS
                    For the Period July 23, 1999++ to May 31, 2000
Investment          Interest and amortization of premium and discount earned                                $  4,076,522
Income:

Expenses:           Investment advisory fees                                              $     389,202
                    Commission fees                                                              70,034
                    Accounting services                                                          43,317
                    Professional fees                                                            33,025
                    Transfer agent fees                                                          22,284
                    Trustees' fees and expenses                                                  18,498
                    Printing and shareholder reports                                              9,637
                    Listing fees                                                                  7,290
                    Custodian fees                                                                4,840
                    Pricing fees                                                                  4,209
                    Other                                                                         8,683
                                                                                          -------------
                    Total expenses before reimbursement                                         611,019
                    Reimbursement of expenses                                                  (286,284)
                                                                                          -------------
                    Total expenses after reimbursement                                                           324,735
                                                                                                           -------------
                    Investment income--net                                                                     3,751,787
                                                                                                           -------------

Realized &          Realized loss on investments--net                                                         (4,059,496)
Unrealized          Unrealized depreciation on investments--net                                               (2,033,818)
Loss on                                                                                                    -------------
Investments         Net Decrease in Net Assets Resulting from Operations                                   $  (2,341,527)
--Net:                                                                                                     -------------

                  ++Commencement of operations.

                    See Notes to Financial Statements.


MuniHoldings Florida Insured Fund V, May 31, 2000


STATEMENT OF CHANGES IN NET ASSETS
                                                                                                          For the Period
                                                                                                      July 23, 1999++ to
                    Increase (Decrease) in Net Assets:                                                      May 31, 2000
Operations:         Investment income--net                                                                 $   3,751,787
                    Realized loss on investments--net                                                         (4,059,496)
                    Unrealized depreciation on investments--net                                               (2,033,818)
                                                                                                           -------------
                    Net decrease in net assets resulting from operations                                      (2,341,527)
                                                                                                           -------------

Dividends to        Investment income--net:
Shareholders:         Common Shares                                                                           (2,383,525)
                      Preferred Shares                                                                        (1,056,547)
                                                                                                           -------------
                    Net decrease in net assets resulting from dividends to shareholders                       (3,440,072)
                                                                                                           -------------

Capital Share       Net proceeds from issuance of Common Shares                                               55,369,350
Transactions:       Proceeds from issuance of Preferred Shares                                                35,000,000
                    Value of shares issued to Common Shareholders in reinvestment of dividends                     2,047
                    Offering costs resulting from the issuance of Common Shares                                 (134,648)
                    Offering and underwriting costs resulting from the issuance of Preferred
                    Shares                                                                                      (403,230)
                                                                                                           -------------
                    Net increase in net assets derived from capital share transactions                        89,833,519
                                                                                                           -------------

Net Assets:         Total increase in net assets                                                              84,051,920
                    Beginning of period                                                                          100,005
                                                                                                           -------------
                    End of period*                                                                         $  84,151,925
                                                                                                           =============

                   *Undistributed investment income--net                                                   $     311,715
                                                                                                           =============

                  ++Commencement of operations.


                    See Notes to Financial Statements.


FINANCIAL HIGHLIGHTS
                    The following per share data and ratios have been derived                             For the Period
                    from information provided in the financial statements.                            July 23, 1999++ to
                    Increase (Decrease) in Net Asset Value:                                                 May 31, 2000
Per Share           Net asset value, beginning of period                                                       $   15.00
Operating                                                                                                      ---------
Performance:        Investment income--net                                                                          1.01
                    Realized and unrealized loss on investments--net                                               (1.63)
                                                                                                               ---------
                    Total from investment operations                                                                (.62)
                                                                                                               ---------
                    Less dividends to Common Shareholders from investment income--net                               (.64)
                                                                                                               ---------
                    Capital charge resulting from issuance of Common Shares                                         (.04)
                                                                                                               ---------
                    Effect of Preferred Share activity:++++
                      Dividends to Preferred Shareholders:
                        Investment income--net                                                                      (.29)
                        Capital charge resulting from issuance of Preferred Shares                                  (.12)
                                                                                                               ---------
                    Total effect of Preferred Share activity                                                        (.41)
                                                                                                               ---------
                    Net asset value, end of period                                                             $   13.29
                                                                                                               =========
                    Market price per share, end of period                                                      $ 11.8125
                                                                                                               =========

Total Investment    Based on market price per share                                                              (17.14%)+++
Return:**                                                                                                      =========
                    Based on net asset value per share                                                            (6.77%)+++
                                                                                                               =========

Ratios Based on     Expenses, net of reimbursement***                                                               .75%*
Average Net Assets                                                                                             =========
Of Common Shares:   Total expenses***                                                                              1.42%*
                                                                                                               =========
                    Total investment income--net***                                                                8.70%*
                                                                                                               =========
                    Amount of dividends to Preferred Shareholders                                                  2.45%*
                                                                                                               =========
                    Investment income--net, to Common Shareholders                                                6.25%*
                                                                                                               =========

Ratios Based on     Expenses, net of reimbursement                                                                  .46%*
Total Average                                                                                                  =========
Net                 Total expenses                                                                                  .86%*
Assets:***++++++                                                                                               =========
                    Total investment income--net                                                                   5.29%*
                                                                                                               =========

Ratios Based on     Dividends to Preferred Shareholders                                                            3.80%*
Average Net Assets                                                                                             =========
Of Preferred
Shares:

Supplemental        Net assets, net of Preferred Shares, end of period (in thousands)                          $  49,152
Data:                                                                                                          =========
                    Preferred Shares outstanding, end of period (in thousands)                                 $  35,000
                                                                                                               =========
                    Portfolio turnover                                                                           107.02%
                                                                                                               =========

Leverage:           Asset coverage per $1,000                                                                  $   2,404
                                                                                                               =========

Dividends           Investment income--net                                                                     $     755
Per Share on                                                                                                   =========
Preferred Shares
Outstanding:


                   *Annualized.
                  **Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges. The Fund's Investment Adviser voluntarily waived a portion of its management fees. Without such waiver, the Fund's performance would have been lower.
                 ***Do not reflect the effect of dividends to Preferred Shareholders.
                  ++Commencement of operations.
                ++++The Fund's Preferred Shares were issued on August 16, 1999.
              ++++++Includes Common and Preferred Shares average net assets.
                 +++Aggregate total investment return.


                    See Notes to Financial Statements.


MuniHoldings Florida Insured Fund V, May 31, 2000


NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
MuniHoldings Florida Insured Fund V (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. Prior to commencement of operations on July 23, 1999, the Fund had no operations other than those relating to organizational matters and the sale of 6,667 shares of Common Shares on June 15, 1999 to Fund Asset Management, L.P. ("FAM") for $100,005. The Fund determines and makes available for publication the net asset value of its Common Shares on a weekly basis. The Fund's Common Shares are listed on the American Stock Exchange under the symbol FDM. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Trustees.

(b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Fund is authorized to write covered call options and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Offering expenses--Direct expenses relating to the public offering of the Fund's Common and Preferred Shares were charged to capital at the time of issuance of the shares.

(f) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.


2. Investment Advisory Agreement and Transactions with
Affiliates:
The Fund has entered into an Investment Advisory Agreement with FAM. The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .55% of the Fund's average weekly net assets, including proceeds from the issuance of Preferred Shares. For the period July 23, 1999 to May 31, 2000, FAM earned fees of $389,202, of which $257,555 was voluntarily waived. In addition, FAM also reimbursed the Fund $28,729 in additional expenses.

During the period July 23, 1999 to May 31, 2000, Merrill Lynch,
Pierce, Fenner & Smith Incorporated ("MLPF&S"), an affiliate of FAM, received underwriting fees of $262,500 in connection with the issuance of the Fund's Preferred Shares.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or trustees of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the period July 23, 1999 to May 31, 2000 were $170,800,189 and $81,400,822, respectively.

Net realized losses for the period July 23, 1999 to May 31, 2000 and net unrealized losses as of May 31, 2000 were as follows:

                                    Realized      Unrealized
                                     Losses         Losses

Long-term investments            $ (4,059,496)  $ (2,033,818)
                                 ------------   ------------
Total                            $ (4,059,496)  $ (2,033,818)
                                 ============   ============

As of May 31, 2000, net unrealized depreciation for Federal income tax purposes aggregated $2,033,818, of which $291,905 related to appreciated securities and $2,325,723 related to depreciated securities. The aggregate cost of investments at May 31, 2000 for Federal income tax purposes was $90,693,633.

4. Capital Share Transactions:
The Fund is authorized to issue an unlimited number of shares of beneficial interest, including Preferred Shares, par value $.10 per share, all of which were initially classified as Common Shares. The Board of Trustees is authorized, however, to reclassify any unissued shares of beneficial interest without approval of holders of Common Shares.

Common Shares
Shares issued and outstanding during the period July 23, 1999 to May 31, 2000 increased by 3,691,290 from shares sold and by 145 as a result of dividend reinvestment.

Preferred Shares
Auction Market Preferred Shares ("AMPS") are shares of Preferred Shares of the Fund, with a par value of $.10 per share and a liquidation preference of $25,000 per share, that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yield in effect at May 31, 2000 was 4.39%.

In connection with the offering of AMPS, the Board of Trustees reclassified 1,400 shares of unissued beneficial interest as AMPS.

Shares issued and outstanding during the period July 23,1999 to May 31, 2000 increased by 1,400 as a result of the AMPS offering.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from .25% to .375%, calculated on the proceeds of each auction. For the period July 23, 1999 to May 31, 2000, MLPF&S an affiliate of FAM, earned $53,248 as commissions.

5. Subsequent Event:
On June 7, 2000, the Fund's Board of Trustees declared an ordinary income dividend to Common Shareholders in the amount of $.069352 per share, payable on June 29, 2000 to shareholders of record as of June 19, 2000.

6. Capital Loss Carryforward:
At May 31, 2000, the Fund had a net capital loss carryforward of approximately $1,275,000, all of which expires in 2008. This amount will be available to offset like amounts of any future taxable gains.


MuniHoldings Florida Insured Fund V, May 31, 2000


<AUDIT-REPORT>
INDEPENDENT AUDITORS' REPORT

The Board of Trustees and Shareholders
MuniHoldings Florida Insured Fund V:

We have audited the accompanying statement of assets, liabilities and capital, including the schedule of investments, of MuniHoldings Florida Insured Fund V, as of May 31, 2000, the related statements of operations and changes in net assets, and the financial highlights for the period July 23, 1999 (commencement of operations) to May 31, 2000. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at May 31, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of MuniHoldings Florida Insured Fund V, as of May 31, 2000, the results of its operations, the changes in its net assets, and the financial highlights for the period July 23, 1999 (commencement of operations) to May 31, 2000, in accordance with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Princeton, New Jersey
July 5, 2000
</AUDIT-REPORT>


IMPORTANT TAX INFORMATION (unaudited)

All of the investment income distributions paid by MuniHoldings Florida Insured Fund V during its taxable period ended May 31, 2000 qualify as tax-exempt interest dividends for Federal income tax purposes. Additionally, there were no capital gains distributions paid by the Fund during the year.

Please retain this information for your records.


QUALITY PROFILE (unaudited)

The quality ratings of securities in the Fund as of May 31, 2000 were as follows:

                                      Percent of
S&P Rating/Moody's Rating             Net Assets

AAA/Aaa                                  95.2%
A/A                                       1.2
BBB/Baa                                   3.3
Other++                                   5.7

++Temporary investments in short-term municipal securities.


MuniHoldings Florida Insured Fund V, May 31, 2000


MANAGED DIVIDEND POLICY

The Fund's dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more consistent yield to the current trading price of the Fund's Common Shares, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Assets, Liabilities and Capital, which comprises part of the financial information included in this report.


OFFICERS AND TRUSTEES

Terry K. Glenn, President and Trustee
Ronald W. Forbes, Trustee
Cynthia A. Montgomery, Trustee
Charles C. Reilly, Trustee
Kevin A. Ryan, Trustee
Richard R. West, Trustee
Arthur Zeikel, Trustee
Vincent R. Giordano, Senior Vice President
Robert A. DiMella, Vice President
Kenneth A. Jacob, Vice President
Robert D. Sneeden, Vice President
Donald C. Burke, Vice President and Treasurer
William E. Zitelli, Secretary

Custodian
State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

Transfer Agents

Common Shares:
State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

Preferred Shares:
The Bank of New York
100 Church Street
New York, NY 10286

AMEX Symbol
FDM